UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2026

Versa Bancorp

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40805
Delaware	41-3048391
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
250 Nicollet Mall, Suite 720 Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

(612) 429-0806

(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common stock, par value $0.0001 per share	VRSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 13, 2026, VersaBank, a chartered bank governed by the Bank Act (Canada) (“VersaBank”), completed its previously announced reorganization transaction (the “Reorganization”). Pursuant to the Reorganization Agreement, dated as of August 24, 2026 (the “Reorganization Agreement”), between VersaBank and Versa Bancorp, a Delaware corporation (“Versa Bancorp”), at 6:00 a.m. Eastern Time on November 13, 2026 (the “Effective Time”), an amendment to VersaBank’s bylaws became effective and VersaBank and Versa Bancorp effected certain transactions whereby (i) a new class of exchangeable shares of VersaBank was created (the “Exchangeable Shares”), (ii) each outstanding common share of VersaBank, no par value per share (each, a “VersaBank Share”), was exchanged into one Exchangeable Share, (iii) immediately thereafter, each Exchangeable Share was transferred automatically to Versa Bancorp in exchange for one newly issued share of Versa Bancorp common stock, par value $0.0001 per share (each, a “Versa Bancorp Share”), and (iv) Versa Bancorp converted the Exchangeable Shares acquired by it into VersaBank Shares on a one-for-one basis (collectively, the “Share Exchange”). Following the Share Exchange, VersaBank sold all of its shares of its subsidiaries VersaHoldings US Corp. and DRT Cyber Inc. to Versa Bancorp in exchange for promissory notes equal to the aggregate fair market value of such shares.

As a result of the Reorganization, at the Effective Time, all of the outstanding VersaBank Shares were exchanged one-for-one into an equivalent number of Versa Bancorp Shares, Versa Bancorp became the holding company of VersaBank and succeeded VersaBank as the publicly traded company in which existing shareholders hold their equity interests, and all common shareholders of VersaBank have become common shareholders of Versa Bancorp.

Versa Bancorp is the successor issuer to VersaBank pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Versa Bancorp Shares are therefore deemed to be registered under Section 12(b) of the Exchange Act. Versa Bancorp hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Although prior to the Reorganization VersaBank was a foreign private issuer under the Exchange Act, Versa Bancorp does not meet the requirements to qualify as a foreign private issuer under the Exchange Act and will begin reporting immediately as a domestic registrant under the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.

The VersaBank Shares were listed on the Nasdaq Stock Market (“Nasdaq”) and the Toronto Stock Exchange (the “TSX”) under the symbol “VBNK” and registered pursuant to Section 12(b) of the Exchange Act prior to the Reorganization. The Versa Bancorp Shares are expected to commence trading on Nasdaq and the TSX under the symbol “VRSA” on or about November 17, 2026, in substitution for the common shares of VersaBank, which are expected to be delisted from Nasdaq and the TSX at that time. The CUSIP number for the Versa Bancorp Shares is 92511X106. For purposes of applicable Nasdaq rules, the transaction will be treated as a “substitution listing event” and no Form 25 will be filed by Nasdaq for VersaBank. Versa Bancorp, as successor to VersaBank, will file with the Securities and Exchange Commission (the “SEC”) a Form 15 with respect to VersaBank securities requesting that the reporting obligations of VersaBank under Sections 13 and 15(d) of the Exchange Act be suspended.

The Reorganization Agreement and the Reorganization were previously described in a Registration Statement on Form S-4 (File No. 333-296444) (the “Registration Statement”), which was declared effective by the SEC on August 4, 2026. Additional information about the Reorganization Agreement and the Reorganization is included in the sections titled “Proposed Organizational Structure,” “The Reorganization Proposal” and “Reorganization Agreement” in the Registration Statement and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Indemnification Agreements

Upon the completion of the Reorganization, Versa Bancorp entered into indemnification agreements (each, an “Indemnification Agreement”) with each of its executive officers and directors. The Indemnification Agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under applicable law, subject to certain exceptions contained in those agreements. This summary is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

VersaBank is governed by Canadian law as a chartered bank under the Bank Act (Canada) (the “Bank Act”). Versa Bancorp, which as a result of the Reorganization became the parent company of VersaBank, is governed by the Delaware General Corporation Law (“DGCL”). The Bank Act differs in some material respects from the laws generally applicable to corporations and their shareholders under the DGCL. In addition, VersaBank’s governing documents differ in certain material respects from Versa Bancorp’s Amended Certificate of Incorporation and Bylaws. Information regarding these differences is included in the section titled “The Reorganization Proposal—Bank Regulatory Approvals—Change in Governing Law” in the Registration Statement and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

On November 9, 2026, the Board received notice from Patrick DeLacey of his resignation from the Board. The decision of Mr. DeLacey to resign was not the result of any disagreement with Versa Bancorp on any matter relating to Versa Bancorp’s operations, policies or practices. Prior to his resignation, Mr. DeLacey was the chair of the Audit Committee. Effective upon Mr. DeLacey’s resignation, the Board has reduced its size from eight (8) directors to seven (7) directors, Scott Verity has been appointed as chair of the Audit Committee, and Barbara Chaffee has been appointed as a member of the Audit Committee. The Board has determined that Mr. Verity is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable rules and regulations.

Other than as described above, the directors and executive officers of Versa Bancorp immediately following the completion of the Reorganization are the same individuals who were directors and executive officers of Versa Bancorp immediately prior to the Reorganization. Information regarding the background of the directors and executive officers of Versa Bancorp is included in the section titled “Management of the Parent Following the Reorganization” in the Registration Statement and is incorporated herein by reference.

Members of the Board and the committees of the Board following the Reorganization are as set forth in the table below.

Name	Board	Audit Committee	Compensation and Nomination Committee
David Taylor	X*	—	—
Tel Matrundola	X	—	—
Susan McGovern	X	—	—
Mark Holman	X	X	X
David Bratton	X	—	X*
Barbara Chaffee	X	X	X
Scott Verity	X	X*	—

_____________

* Chair

Assumption of Stock Option Plan

Upon the completion of the Reorganization, VersaBank amended its Omnibus Long-Term Incentive Plan (as so amended, the “Stock Option Plan”) to provide, among other things, that all outstanding awards will be convertible, exercisable or settleable, as applicable, into shares of Versa Bancorp rather than shares of VersaBank, and Versa Bancorp assumed VersaBank’s obligations under the Stock Option Plan. A description of the Stock Option Plan is included in the section titled “Executive Compensation” in the Registration Statement and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Stock Option Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In anticipation of the completion of the Reorganization, on November 12, 2026, Versa Bancorp filed a certificate of amendment with the Secretary of State of the State of Delaware amending its certificate of incorporation, as amended (the “Amended Certificate of Incorporation”) to (i) increase the authorized number of Versa Bancorp Shares to 350,000,000 and (ii) provide for indemnification of Versa Bancorp’s officers and directors, and authorize indemnification of such employees and agents as Versa Bancorp determines to be appropriate, to the fullest extent permitted by Delaware law and other applicable law. Effective upon the filing of the certificate of amendment, Versa Bancorp also adopted its bylaws (the “Bylaws”). A description of the Amended Certificate of Incorporation and the Bylaws is included in the section titled “Description of Capital Stock—Certain Charter, Bylaws and Statutory Provisions” in the Registration Statement and is incorporated herein by reference. Such description is qualified in its entirety by reference to the Amended Certificate of Incorporation and the Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 13, 2026, Versa Bancorp issued a press release announcing the completion of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of businesses or funds acquired.

The audited consolidated financial statements of VersaBank as of and for the years ended October 31, 2025 and 2024, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of VersaBank as of and for the nine months ended July 31, 2026 and 2025, and the related notes thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amended Certificate of Incorporation of Versa Bancorp
3.2	Bylaws of Versa Bancorp
10.1	Form of Indemnification Agreement of Versa Bancorp
10.2	Omnibus Long-Term Incentive Plan
99.1	Press Release, dated November 13, 2026
99.2	Audited consolidated financial statements of VersaBank as of and for the years ended October 31, 2025 and 2024, and the related notes thereto (incorporated by reference to Amendment No. 2 to Versa Bancorp’s Registration Statement on Form S-4, filed on July 29, 2026)
99.3	Unaudited consolidated financial statements of VersaBank as of and for the nine months ended July 31, 2026 and 2025, and the related notes thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versa Bancorp (Registrant)
Date: November 13, 2026	By:	/s/ David Taylor
		Name:	David Taylor
		Title:	Chairman, President and Chief Executive Officer